UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

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Exchange Act of 1934 (Amendment No.        )

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Your Vote Counts! UNITED STATES STEEL CORPORATION 600 GRANT STREET ROOM 1681 PITTSBURGH, PA 15219 ATTENTION: TUCKER J. KULP UNITED STATES STEEL CORPORATION 2023 Annual Meeting Deadline to vote prior to the Annual Meeting is April 24, 2023 11:59 PM ET You invested in UNITED STATES STEEL CORPORATION and it’s time to vote! You have the right to vote on proposals being presented at the Annual Meeting. This is an Important Notice Regarding the Availability of Proxy Materials for the Stockholder Meeting To Be Held on April 25, 2023 at 8:00 a.m. Eastern Time. Vote Virtually during the Meeting* April 25, 2023 8:00 AM Virtually at: www.virtualshareholdermeeting.com/X2023 *Please check the meeting materials for any special requirements for meeting attendance. Smartphone users Point your camera here and vote without entering a control number V1.1 For complete information and to vote, visit www.ProxyVote.com Control # D97177-P88048-Z84463 Get informed before you vote View the Notice and Proxy Statement and Annual Report online OR you can receive a free paper or email copy of the material(s) by requesting prior to April 11, 2023. If you would like to request a copy of the material(s) for this and/or future stockholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy. Requests, instructions and other inquiries sent to this email address will not be forwarded to your investment advisor.

Vote at www.ProxyVote.com

THIS IS NOT A VOTABLE BALLOT

This is an overview of the proposals being presented at the upcoming shareholder meeting. Please follow the instructions on the reverse side to vote these important matters. We encourage you to access and review all of the information contained in the proxy materials before voting.

Voting Items	Board Recommends
Proposal 1. Election of Directors 1a. Tracy A. Atkinson	For
1b. Andrea J. Ayers	For
1c. David B. Burritt	For
1d. Alicia J. Davis	For
1e. Terry L. Dunlap	For
1f. John J. Engel	For
1g. John V. Faraci	For
1h. Murry S. Gerber	For
1i. Jeh C. Johnson	For
1j. Paul A. Mascarenas	For
1k. Michael H. McGarry	For
1l. David S. Sutherland	For
1m. Patricia A. Tracey	For
Proposal 2. Approval, in a non-binding advisory vote, of the compensation of our Named Executive Officers (Say-on-Pay)	For
Proposal 3. Approval, in a non-binding advisory vote, of the frequency of the vote on the compensation of our Named Executive Officers	1 Year
Proposal 4. Ratification of appointment of PricewaterhouseCoopers LLP as independent registered public accounting firm	For

NOTE: Such other business as may properly come before the meeting or any adjournment thereof.

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D97178-P88048-Z84463